THE CHEFS’ WAREHOUSE, INC. 10-Q

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The Chefs’ Warehouse, Inc. (the “Company”) on Form 10-Q for the quarter ended September 29, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher Pappas, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2017	By:	/s/ Christopher Pappas
Christopher Pappas
Chairman, President and Chief Executive Officer
(Principal Executive Officer)
A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.